Prospectus Supplement
John Hancock Funds III
John Hancock Global Shareholder Yield Fund (the fund)
Supplement dated June 14, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective as of July 1, 2024 (the Effective Date), Lin Lin, CFA and Michael Jin, CFA will be added as portfolio managers of the fund. As of the Effective Date, John Tobin, Ph.D., CFA, Kera Van Valen, CFA, and Michael A. Welhoelter, CFA will continue to serve as portfolio managers of the fund, and together with Lin Lin and Michael Jin, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Accordingly, as of the Effective Date, the following information will be added under the heading “Portfolio management” in the “Fund summary” section of the fund’s Summary Prospectus:
Michael Jin, CFA
Managing Director and Portfolio Manager
Managed the fund since 2024
Lin Lin, CFA
Managing Director and Portfolio Manager
Managed the fund since 2024
Further, effective as of December 31, 2024, John Tobin and Michael A. Welhoelter will no longer serve as portfolio managers for the fund. Accordingly, as of December 31, 2024, all references to Mr. Tobin and Mr. Welhoelter will be removed from the fund’s Summary Prospectus.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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